UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   March 15, 2005


                     HEADLINERS ENTERTAINMENT GROUP, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


       Delaware                      0-33145                  84-1195628
 ---------------------------------------------------------------------------
 (State of Incorporation)          (Commission File       (IRS Employer
                              	    Number)                Identification No.)

                 501 Bloomfield Avenue, Montclair, NJ 07042
                 ------------------------------------------
                  (Address of principal executive offices)

                               (973) 233-1233
                        -----------------------------
                        Registrant's Telephone Number

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03  Amendment to Certificate of Incorporation

     On March 15, 2005 Headliners filed a Certificate of Amendment to its Certificate of Incorporation. The amendment will cause a 1 - for - 1000 reverse split of the common stock, effective at 8:00 P.M. on March 16, 2005. Any fractional shares that result from the reverse split will be purchased for cash at a price based on $8.00 per post-reverse-split share.

Item 9.01  Exhibits

3-a Certificate of Amendment of Certificate of Incorporation filed on March 15, 2005.

                                  SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          	HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: March 16, 2005           By:/s/ Eduardo Rodriguez
                                -----------------------------
                                Eduardo Rodriguez
                                Chief Executive Officer